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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): March 3, 2005


                       TRANSACT TECHNOLOGIES INCORPORATED
             (Exact name of registrant as specified in its charter)


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
           Delaware                                    0-21121                                      06-1456680
(State or other jurisdiction                   (Commission file number)                           (I.R.S. employer
of incorporation)                                                                                identification no.)

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
7 Laser Lane, Wallingford, CT                                                                         06492
(Address of principal executive offices)                                                            (Zip Code)
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Registrant's telephone number, including area code:               (203) 269-1198

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240-14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

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Item 2.02.  Results of Operations and Financial Condition.

The following information is being furnished pursuant to Item 2.02 "Results of Operations and Financial Condition" of Form 8-K. Such information, including the
Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

On March 3, 2005, TransAct Technologies Incorporated issued a press release announcing its financial results for the quarter and year ended December 31, 2004. A copy of the press release is furnished as Exhibit 99.1 to this report.

Item 9.01  Financial Statements and Exhibits.

(c)    Exhibits:

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
Exhibit  Description
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
99.1     Press Release dated March 3, 2005 of TransAct Technologies Incorporated
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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              TRANSACT TECHNOLOGIES INCORPORATED


                              By: /s/ Steven A. DeMartino
                              ---------------------------
                              Steven A. DeMartino
                              Executive Vice President, Chief Financial Officer,
                               Treasurer and Secretary


Date: March 3, 2005


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                                  EXHIBIT LIST

The following exhibit is filed herewith.

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
Exhibit            Description
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
99.1               Press Release dated March 3, 2005 issued by TransAct Technologies Incorporated.


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